UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2023

OFFICE PROPERTIES INCOME TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-34364	26-4273474
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-219-1440

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name Of Each Exchange On Which Registered
Common Shares of Beneficial Interest	OPI	The Nasdaq Stock Market LLC
6.375% Senior Notes due 2050	OPINL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

In this Current Report on Form 8-K, the terms “we”, “us” and “our” refer to Office Properties Income Trust.

Item 7.01. Regulation FD Disclosure.

On April 11, 2023, we issued a press release announcing that we and Diversified Healthcare Trust, or DHC, entered into an Agreement and Plan of Merger, or the Merger Agreement, pursuant to which, on the terms and subject to the satisfaction or waiver of conditions thereof, DHC will be merged with and into us, with us continuing as the surviving entity in the merger, or the Merger.

Also on April 11, 2023, we released an investor presentation relating to the Merger and the other transactions contemplated by the Merger Agreement.

Copies of that press release and investor presentation are furnished as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.

Important Additional Information About the Transaction

In connection with the proposed Merger, we intend to file a registration statement on Form S-4 with the Securities and Exchange Commission, or the SEC, which will include a preliminary prospectus and related materials to register our common shares of beneficial interest, $.01 par value per share, to be issued in the Merger. We and DHC intend to file a joint proxy statement/prospectus and other documents concerning the Merger with the SEC. The proposed transaction involving us and DHC will be submitted to our and DHC’s shareholders for their consideration. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS ARE URGED TO CAREFULLY READ THE REGISTRATION STATEMENT, THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE IN THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT US, DHC AND THE MERGER. When available, the relevant portions of the joint proxy statement/prospectus will be mailed to our and DHC’s shareholders. Investors will also be able to obtain copies of the registration statement and the joint proxy statement/prospectus and other relevant documents (when they become available) free of charge at the SEC’s website (www.sec.gov). Additional copies of documents filed with the SEC by us may be obtained for free on our Investor Relation’s website at www.opireit.com/investors or by contacting our Investor Relations department at 1-617-219-1410.

In addition to the registration statement and joint proxy statement/prospectus expected to be filed, we file annual, quarterly and current reports and other information with the SEC. Our filings with the SEC are also available to the public from commercial document-retrieval services and at the website maintained by the SEC at www.sec.gov.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to subscribe for or buy any securities or a solicitation of any vote or approval in any jurisdiction with respect to the Merger or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful, prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Participants in the Solicitation

We and certain of our trustees and executive officers, DHC and certain of its trustees and executive officers, and The RMR Group LLC, our and DHC’s manager, and its parent and certain of their directors, officers and employees may be deemed to be participants in the solicitation of proxies from our and DHC’s shareholders in connection with the Merger. Certain information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of our and DHC’s shareholders in connection with the Merger and a description of their direct and indirect interests will be set forth in the registration statement and the joint proxy statement/prospectus when filed with the SEC. Information about our trustees and executive officers is included in the proxy statement for its 2023 annual meeting of shareholders, which was filed with the SEC on April 6, 2023. Information about DHC’s trustees and executive officers is included in the proxy statement for its 2022 annual meeting of shareholders, which was filed with the SEC on March 29, 2022. Copies of the foregoing documents may be obtained as provided above. Additional information regarding the interests of such participants and other persons who may be deemed participants in the transaction will be included in the joint proxy statement/prospectus and the other relevant documents filed with the SEC when they become available.

Warning Concerning Forward-Looking Statements

This Current Report on Form 8-K contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. Also, whenever we use words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions, we are making forward-looking statements. These forward-looking statements are based upon our present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and may not occur. Actual results may differ materially from those contained in or implied by our forward-looking statements as a result of various factors. For example: the closing of the Merger is subject to the satisfaction or waiver of closing conditions, and we cannot be sure that any or all of these conditions will be satisfied or waived. Accordingly, the Merger may not close on the contemplated terms or at all or it may be delayed.

You should not place undue reliance upon any forward-looking statements. Except as required by law, we do not intend to update or change any forward-looking statements as a result of new information, future events or otherwise.

Item 9.01. Financial Information and Exhibits.

(d)       Exhibits

99.1	Press Release dated April 11, 2023. (Furnished herewith.)

99.2	Investor Presentation dated April 11, 2023. (Furnished herewith.)

104	Cover Page Interactive Data File. (Embedded within the Inline XBRL document.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OFFICE PROPERTIES INCOME TRUST

By:	/s/ Matthew C. Brown
Name:	Matthew C. Brown
Title:	Chief Financial Officer and Treasurer

Dated: April 11, 2023